                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2004
                                                           ------------


                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact Name of Registrant as Specified in Charter)


         Ohio                      1-04851                     34-0526850
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   (State or Other             (Commission File               (IRS Employer
   Jurisdiction of                 Number)                  Identification No.)
   Incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (216) 566-2000
                                                     --------------

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Item 5.  Other Events and Required FD Disclosure.
         ---------------------------------------

         On May 17, 2004, The Sherwin-Williams Company issued a press release announcing the signing of a definitive agreement for the purchase of 100% of the stock of Duron, Inc. A copy of this press release is attached as Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(c)   Exhibits

      99      Press Release of The Sherwin-Williams Company, dated May 17, 2004.



                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE SHERWIN-WILLIAMS COMPANY


May 18, 2004                             By:     /s/ L.E. Stellato
                                            ------------------------------------
                                             L.E. Stellato
                                             Vice President, General Counsel and
                                             Secretary



                                  EXHIBIT INDEX
                                  -------------

Exhibit No.   Exhibit Description
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      99      Press Release of The Sherwin-Williams Company, dated May 17, 2004.



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